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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):
                                November 17, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)


      Nebraska                    000-50139                Not applicable
------------------------   ------------------------    -----------------------
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                      Identification Number)


                   1620 Dodge Street
                     Stop Code 3198
                     Omaha, Nebraska                        68197-3198
       ----------------------------------------             -----------
       (Address of principal executive offices)             (Zip Code)


                                 (402) 341-0500
     ----------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

None.

(C)      Exhibits

EXHIBIT NO.                DOCUMENT DESCRIPTION

Exhibit 20                 Series 2002-1 and 2003-1 Asset Backed Notes
                           Monthly Servicing Report



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2003                      FIRST NATIONAL FUNDING LLC

                                              By: First National Funding
                                                  Corporation, Managing Member

                                              By: /s/ Jean L. Koenck
                                                  ------------------------------
                                                  Jean L. Koenck,
                                                  Senior Vice President


Dated: November 17, 2003                      FIRST NATIONAL MASTER NOTE TRUST

                                              By: First National Bank of Omaha,
                                                  As Servicer of First National
                                                  Master Note Trust

                                              By: /s/ Jean L. Koenck
                                              ----------------------------------
                                                  Jean L. Koenck, Vice President





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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION

20                    Series 2002-1 and 2003-1 Asset Backed Notes Monthly
                      Servicing Report